UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 27, 2004
                                ----------------
                Date of Report: (Date of earliest event reported)

                            ARTHUR J. GALLAGHER & CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         1-9761                36-2151613
---------------------------------      -------------      ----------------------
  (State or other jurisdiction         (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)      Identification Number)

          Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800
          -------------------------------------------------------------
   (Address, including zip code and telephone number, including area code, or registrant's principal executive offices)

Item 12. Results of Operations and Financial Condition

On January 27, 2004, Arthur J. Gallagher & Co. ("AJG") issued a press release setting forth AJG's fourth quarter 2003 earnings. A copy of AJG's press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

Exhibit Index

      (99)  Press release, dated January 27, 2004, issued by
            Arthur J. Gallagher & Co.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Arthur J. Gallagher & Co.

                                                    By: /s/ Douglas K. Howell
                                                        ------------------------
                                                        Douglas K. Howell
                                                        Vice President and Chief
                                                        Financial Officer

Dated: January 27, 2004